Acquisitions	12 Months Ended
Aug. 31, 2011
Acquisitions [Abstract]
Acquisitions

(4)    Acquisitions and Divestitures

In June 2011, the Company completed its acquisition of drugstore.com, inc. (drugstore.com) for cash proceeds of $398 million including the assumption of $17 million of debt.  Based on preliminary purchase accounting, the acquisition added $132 million to goodwill and $122 million related to other intangible assets.   The addition of drugstore.com's online business across its health, personal care, beauty and vision categories better positions the Company as the most convenient multi-channel retailer of health and daily living needs in America.

The aggregate purchase price of all business and intangible asset acquisitions excluding drugstore.com was $232 million in fiscal 2011.  These acquisitions added $26 million to goodwill and $193 million to intangible assets, primarily prescription files.  The remaining fair value relates to immaterial amounts of tangible assets, less liabilities assumed.  Operating results of the businesses acquired have been included in the Consolidated Statements of Earnings from their respective acquisition dates forward and were not material.  Pro forma results of the Company, assuming all of the acquisitions had occurred at the beginning of each period presented, would not be materially different from the results reported.

In June 2011, the Company completed the sale of its pharmacy benefit management business, Walgreens Health Initiatives, Inc. (WHI), to Catalyst Health Solutions, Inc. in a cash transaction for $525 million, $40 million of which was withheld in escrow.  Net cash proceeds related to the transaction were $442 million.  The Company recorded a pre-tax gain in the fourth fiscal quarter of $434 million on the transaction.

On April 9, 2010, the Company completed the stock acquisition of Duane Reade Holdings, Inc., and Duane Reade Shareholders, LLC (Duane Reade), which consisted of 258 Duane Reade stores located in the New York City metropolitan area, as well as the corporate office and two distribution centers.  Total purchase price was $1,134 million, which included the assumption of debt.  Included in the purchase price is a fair market value adjustment to increase debt assumed by $81 million.  This acquisition increased the Company’s presence in the New York metropolitan area.

The allocation of the purchase price of Duane Reade was accounted for under the purchase method of accounting in accordance with ASC Topic 805, Business Combinations.  Goodwill, none of which is deductible for tax purposes, and other intangible assets recorded in connection with the acquisition totaled $401 million and $445 million, respectively.  Goodwill consists of expected purchasing synergies, consolidation of operations and reductions in selling, general and administrative expenses.  Intangible assets consist of $303 million of favorable lease interests (10-year weighted average useful life), $75 million in customer relationships (10-year useful life), $38 million in trade name (5-year useful life) and $29 million in other intangible assets (10-year useful life).

Assets acquired and liabilities assumed in the transaction were recorded at their acquisition date fair values while transaction costs associated with the acquisition were expensed as incurred.  The Company’s allocation was based on an evaluation of the appropriate fair values and represented management’s best estimate based on available data.  Final purchase accounting was completed in the first quarter of fiscal 2011.  There were no material adjustments to the preliminary purchase price allocation.  The final fair values of assets acquired and liabilities assumed on April 9, 2010, are as follows (in millions):

Accounts receivable	$52
Inventory	228
Other current assets	99
Property and equipment	219
Other non-current assets	3
Intangible assets	445
Goodwill	401
Total assets acquired	1,447
Liabilities assumed	313
Debt assumed	574
Net cash paid	$560

The fair values of goodwill and intangible assets associated with the acquisition of Duane Reade were determined to be Level 3 measurements under the fair value hierarchy.  Intangible asset values were estimated based on future cash flows and customer attrition rates discounted using an estimated weighted average cost of capital.

The Company assumed federal net operating losses of $286 million and state net operating losses of $261 million, both of which begin to expire in 2018, in conjunction with the Duane Reade acquisition.

In fiscal 2011 and 2010, the Company incurred $32 million and $71 million, respectively, in costs related to the acquisition, all of which was included in selling, general and administrative expenses.  Actual results from Duane Reade operations included in the Consolidated Statements of Earnings since the date of acquisition are as follows (in millions, except per share amounts):

	Twelve Months Ended August,
	2011	2010
Net sales	$1,868	$732
Net loss	(7)	(56)
Net earnings per common share:
Basic	(0.01)	(0.06)
Diluted	(0.01)	(0.06)